Short-Term Loans	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
SHORT-TERM LOANS

Note 9 – SHORT-TERM LOANS

The Company’s loans consist of the following:

	December 31,	December 31,
	2021	2020
Short-term loans	$5,440,350	$8,391,323
Total	$5,440,350	$8,391,323

	December 31,	December 31,
	2021	2020
Secured	$5,440,350	$8,354,557
Unsecured	-	36,766
Total	$5,440,350	$8,391,323

For the years ended December 31, 2020 and 2019, the Company entered into various loans agreements with various Chinese banks, other entities and individuals for an aggregated amount of $107,829 and $1,046,275, respectively, to facilitate its business operations. Interest rate for the loans outstanding during the years ended December 31, 2020 and 2019 ranged from 4.15% to 24% and from 2.46% to 25% per annum, respectively. Except using the proceeds received from the auction of the land and factory buildings on the land owned by Qingdao Tiandihui Foodstuffs Co., Ltd. to make the repayment of approximately $3.2 million to CCB as disclosed below, the Company did not enter into new loan agreements with financial institutions during the year ended December 31, 2021. As a result, total outstanding short-term loan balance as of December 31, 2021 decreased from approximately $8.4 million as of December 31, 2020 to approximately $5.4 million as of December 31, 2021.

During the years ended December 31, 2021 and 2020, the Company did not make repayment on certain notes payables issued by Shanghai Pudong Development Bank (“SPDB”) as scheduled. SPDB paid on behalf of the Company to the holders according to the terms of the agreement. As a result, the unpaid notes payables were reclassified to loan payable to SPDB and the amount was included in short-term loans on the consolidated balance sheets as of December 31, 2021 and 2020. In November 2019, SPDB filed litigation against the Company. In October 2020, the court has ruled that, among others, the Company should repay SPDB principal and interests in full within 10 days from the date of ruling. As of the date of this filing, the Company has not fulfilled the court order. During the year ended December 31, 2020, SPDB used the Company’s restricted cash deposited in the bank to settle against partial of outstanding balance of short-term loans, the cash flow of which was included in the repayments of short-term loans in the financing activities. The Company did not make additional repayment to SPDB during the year ended December 31, 2021. On March 16, 2022, the People's Court of Huangdao District, Qingdao City, Shandong Province made a civil ruling and announced the acceptance of creditors’ application of bankruptcy liquidation of Qingdao Tiandihui Foodstuffs Co., Ltd. Accordingly, the outstanding loan payable to SPDB is now subject to the bankruptcy proceedings (see Note 17).

As of December 31, 2021, corporate or personal guarantees provided for those loans were as follows:

$572,976	Pledged by cash deposit of RMB300,000 (approximately $43,000) from Gaochuang, real property of Rongfeng Cui and Yanjuan Wang, former CEO of the Company and his wife, and land use right and real property of Qingdao Saike Environmental Technology Co., Ltd; Guaranteed by Rongfeng Cui, Yanjuan Wang and Gaochuang.

$1,541,857	Pledged by real property of the Company and real property of Rongfeng Cui; Guaranteed by Rongfeng Cui and Yanjuan Wang

$3,136,910	Guaranteed by Rongfeng Cui and Yanjuan Wang

$188,607	Pledged by restricted cash of RMB300,000 (approximately $47,054), four patents and certain equipment of the Company; Guaranteed by Rongfeng Cui, Yanjuan Wang and Qingdao Saike Environmental Technology Co., Ltd.

On December 20, 2018, the Company entered into a loan agreement with China Construction Bank (“CCB”) to borrow RMB21,450,000 (approximately $3,119,000). The loan bears an annual interest rate of 5.39% and is due in 84 months. Pursuant to the loan agreement, the proceeds of the loan can only be used in the purchase of manufacturing facility and the associated land use right located at Lingang Economic Development Zone, Huangdao District, Qingdao, Shandong Province, PRC.

The loan agreement between the Company and CCB contains a number of covenants and restrictions. Such covenants and restrictions include, but are not limited to, financial ratios. Unless a breach is remediated or a waiver is obtained, a breach of such covenants and restrictions generally permits lender to demand accelerated repayment of principal and interest.

As of December 31, 2018, the Company did not meet the financial ratios set forth in the debt covenants. Starting December 2019, the Company has been in default on the loan. In January 2020, CCB filed litigation against the Company. In April 2020, the court has ruled that, among others, the Company should repay CCB the principal and interests in full within 10 days from the date of ruling. On March 13, 2021, the land and factory buildings on the land owned by Qingdao Tiandihui Foodstuffs Co., Ltd. were auctioned by the court for $5,098,461 (RMB33.14 million), of which, $3,192,827 (RMB21.14 million) has been used to repay loan principal and accrued interest to CCB. The repayment has been completed by April 2021.

The Company’s repayments of substantially all its outstanding short-term loans were delinquent on or around November 2019, and the Company is involved in a number of lawsuits filed by various lenders. See further discussions in Note 17 and Note 20.